The Income Fund of America® Prospectus Supplement April 1, 2016 (for prospectus dated November 1, 2015, as supplemented to date)

1.   The table under the heading “The Capital SystemSM” in the “Management and organization” section of the prospectus is amended in its entirety to read as follows:

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Hilda L. Applbaum	Investment professional for 29 years in total; 21 years with Capital Research and Management Company or affiliate	18 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
David C. Barclay	Investment professional for 34 years in total; 28 years with Capital Research and Management Company or affiliate	19 years	Serves as a fixed-income portfolio manager
Dina N. Perry	Investment professional for 38 years in total; 24 years with Capital Research and Management Company or affiliate	23 years	Serves as an equity portfolio manager
Andrew B. Suzman	Investment professional for 22 years, all with Capital Research and Management Company or affiliate	16 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Joanna F. Jonsson	Investment professional for 27 years in total; 25 years with Capital Research and Management Company or affiliate	12 years (plus 9 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
John H. Smet	Investment professional for 33 years in total; 32 years with Capital Research and Management Company or affiliate	23 years	Serves as a fixed-income portfolio manager
David A. Daigle	Investment professional for 21 years, all with Capital Research and Management Company or affiliate	9 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Paul Flynn	Investment professional for 20 years in total; 18 years with Capital Research and Management Company or affiliate	3 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
James R. Mulally	Investment professional for 40 years in total; 35 years with Capital Research and Management Company or affiliate	9 years	Serves as a fixed-income portfolio manager

2.   The paragraph titled “Employer-sponsored retirement plan investors” in the "Fund expenses" section of the prospectus is amended in its entirety to read as follows:

Employer-sponsored retirement plan investors. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-176-0316P Printed in USA CGD/AFD/10039-S52922

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY